Unity Bancorp Inc

6/30/2022

NASDAQ: UNTY

Forward-Looking Statements

This presentation may contain forward-looking statements with respect to Unity Bancorp's financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," and similar expressions which are intended to identify forward-looking statements.

Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation's control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation's actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2020 which has been filed with Securities and Exchange Commission and are available in the Investor Relations section of the Corporation's website (www.unitybank.com) and on the Securities and Exchange Commission's website (www.sec.gov).

Company Snapshot

- Founded September 16, 1991
- Headquartered in Clinton, New Jersey
- Approximately $2.1 billion in assets and $1.7 billion in deposits
- Unity Bank provides financial services to retail, corporate and small business customers through its 20 retail service offices located in Bergen, Hunterdon, Middlesex, Ocean, Somerset, Union and Warren Counties in New Jersey and Northampton County, Pennsylvania.

Financial Summary 6/30/2022

Balance Sheets (000s)	
Total Assets	2,117,156
Total Loans	1,801,593
Total Deposits	1,697,967
Total Equity	220,789
Loans/Deposits (%)	106.10%
Capital & Asset Quality (%)	
Equity/Assets	10.43%
NPAs/Assets (1)	0.36%
Profitability (%)	
ROAA	1.82%
ROACE	17.48%
NIM	4.25%
Efficiency Ratio (2)(3)	44.27%

(1) NPAs = nonaccrual loans + OREO
(2) These measures are not measures recognized under GAAP and are therefore considered to be non-GAAP financial measures.
(3) Efficiency ratio is total noninterest expense divided by the sum of net interest income and total noninterest income (excluding securities gains/(losses)).

Unity Bank is a wholly owned subsidiary of Unity Bancorp.

Member FDIC
Equal Opportunity Lender • Equal Housing Lender

Bank Franchise

UNITY BANK BRANCH LOCATIONS



Sussex
Passaic
Monroe
Bergen
Warren
Morris
Essex
Hudson
Northampton
Union
Hunterdon
Somerset
Middlesex
Bucks
Mercer
Monmouth
Montgomery

Pennsylvania

Northampton County:
1) Bethlehem, PA
2) Forks, PA

New Jersey

Bergen County:
3) Emerson, NJ
4) Ramsey, NJ

Hunterdon County:
5) Clinton, NJ
6) Flemington, NJ
7) Whitehouse Station, NJ

Middlesex County:
8) Edison, NJ
9) Highland Park, NJ
10) Middlesex, NJ
11) South Plainfield, NJ

Ocean County:
12) Lakewood, NJ

Somerset County:
13) North Plainfield, NJ
14) Somerset, NJ
15) Somerville, NJ

Union County:
16) Linden, NJ
17) Scotch Plains, NJ
18) Union, NJ

Warren County:
19) Phillipsburg, NJ
20) Washington, NJ

Executive Management Team



James A. Hughes, CPA
President/
Chief Executive Officer



George Boyan
Chief Financial Officer



John J. Kauchak
Chief Operating Officer



Janice Bolomey
Director of Sales/
Chief Administrative Officer

	James A. Hughes, CPA	George Boyan	John J. Kauchak	Janice Bolomey
Unity Bank Experience	Joined in 2000	Joined in 2021	Joined in 1996	Joined in 2001
Banking Experience	33 years	8 years	48 years	33 years
Previous Experience	Summit Bancorp, KPMG L.L.P.	Bank Leumi USA	Resolution Trust Corporation	

Engaged Board of Directors

- David Dallas, Chairman of the Board, and Robert Dallas, Board Member, both founding members of the Bank
- Average tenure of Board Members is 15 years
- Diverse experience including financial industry, medical professionals and business ownership
- Director and Executive Officer ownership 29%

Recent Financial Performance

Financial Highlights



$16.9
$18.6
6/30/2021 YTD
6/30/2022 YTD
Net Income



$1.60
$1.74
6/30/2021 YTD
6/30/2022 YTD
Diluted EPS



$1,649.4
$1,758.9
$1,801.6
$1,698.0
12/31/2021
6/30/2022
Total Loans
Total Deposits

- Total Loans – 9.2% increase
  - 17.7% increase in residential mortgage loans
  - 11.6% increase in residential construction loans
  - 10.2% increase in commercial loans
- Total Deposits – 3.5% decrease
  - 6.2% decrease in time deposits
  - 3.5% decrease in savings deposits
  - 3.4% decrease in noninterest-bearing demand deposits

Historical Growth
(dollars in millions)



Total Assets
CAGR 7.6%
2,500.0
2,000.0
1,500.0
1,000.0
500.0
-
$1,579.2
$1,718.9
$1,958.9
$2,033.7
$2,117.2
2018
2019
2020
2021
6/30/2022



Total Loans
CAGR 8.4%
2,000.0
1,800.0
1,600.0
1,400.0
1,200.0
1,000.0
800.0
600.0
400.0
200.0
-
$1,304.6
$1,425.6
$1,627.8
$1,649.4
$1,801.6
2018
2019
2020
2021
6/30/2022



Total Deposits
CAGR 8.9%
2,000.0
1,800.0
1,600.0
1,400.0
1,200.0
1,000.0
800.0
600.0
400.0
200.0
-
$1,207.7
$1,250.1
$1,558.0
$1,758.9
$1,698.0
2018
2019
2020
2021
6/30/2022



Total Equity
CAGR 12.4%
250.0
200.0
150.0
100.0
50.0
-
$138.5
$160.7
$173.9
$205.7
$220.8
2018
2019
2020
2021
6/30/2022

Loan Mix

(dollars in millions)



$2,000.00
$1,800.00
$1,600.00
$1,400.00
$1,200.00
$1,000.00
$800.00
$600.00
$400.00
$200.00
$-
CAGR 8.4%
$1,304.6
$50.5
$61.0
$62.9
$436.1
$694.1
$1,425.6
$49.3
$71.0
$72.5
$467.7
$765.1
$1,627.8
$48.9
$118.2
$66.1
$87.2
$467.6
$839.8
$1,649.4
$63.5
$46.4
$77.9
$120.5
$409.4
$931.7
$1,801.6
$65.3
$79.6
$134.5
$481.7
$1,026.3
2018
2019
2020
2021
6/30/2022
Commercial
Residential
Consumer construction
Consumer
PPP
SBA

Loan Composition - Regulatory Classification



Comm & Industr 4.8%
Other 0.0%
Consumer 0.7%
Non Owner Occ. CRE 19.0%
1-4 Family 31.8%
Multifamily 0.5%
Constr & Land Dev 15.1%
Owner Occ. CRE 28.1%

Regulatory Loan Composition (in $000s)

	Balance
Non Owner Occ. CRE	$ 341,474
1-4 Family	572,331
Multifamily	9,374
Constr & Land Dev	272,486
Owner Occ. CRE	506,348
Comm & Industr	86,190
Other	756
Farm	80
Consumer	12,554
Total Loans	$1,801,593

Deposit Trend

(dollars in millions)



$2,000.00
$1,800.00
$1,600.00
$1,400.00
$1,200.00
$1,000.00
$800.00
$600.00
$400.00
$200.00
$-
CAGR 8.9%
$1,207.7
$1,250.1
$1,558.0
$1,759.0
$1,698.0
$270.2
$279.8
$459.7
$529.2
$511.1
155.1
159.2
204.2
244.1
250.0
$357.0
$404.2
$438.6
$291.5
$266.8
$425.4
$406.9
$455.5
$694.2
$670.1
2018
2019
2020
2021
6/30/2022
Savings deposits
Time deposits
Interest-bearing deposits
Noninterest-bearing deposits



Deposit Composition
Jumbo CDs 2.1%
Money Market 4.0%
Retail CDs 13.6%
Transactional Accts 44.8%
Other Savings 35.5%

Summary Income Statement and Profitability

(dollars in millions)

	6/30/2021 YTD		6/30/2022 YTD	
Net Interest Income	$	36.5	$	41.7
Provision for Loan Losses		0.5		1.0
Noninterest Income		6.6		5.0
Noninterest Expense		20.3		21.1
Provision for Income Taxes		5.4		6.0
Net Income	$	16.9	$	18.6
Diluted Earnings Per Share	$	1.60	$	1.74
Return on Average Assets		1.81 %		1.82 %
Return on Average Equity		18.88		17.48
Net Interest Margin		4.06		4.25

Net Interest Income & Net Interest Margin

(dollars in millions)



$90.00
$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
3.97%
3.95%
3.85%
4.16%
$53.8
$57.6
$64.4
$77.0
2018
2019
2020
2021
Net Interest Income
Net Interest Margin



$90.00
$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4.06%
4.25%
$36.5
$41.7
6/30/2021
6/30/2022
Net Interest Income
Net Interest Margin

Noninterest Income

(dollars in millions)



$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
$9.0
$9.5
$12.9
$12.1
2018
2019
2020
2021
Noninterest Income



$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
$6.6
$5.0
6/30/2021
6/30/2022
Noninterest Income

Noninterest Expense
(dollars in millions)



$50.00
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.33%
2.25%
2.24%
2.11%
$33.4
$34.7
$39.3
$40.8
2018
2019
2020
2021
Noninterest Expense
Noninterest Expense/Average Assets



$25.00
$20.00
$15.00
$10.00
$5.00
$-
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.15%
2.05%
$20.3
$21.1
6/30/2021
6/30/2022
Noninterest Expense
Noninterest Expense/Average Assets

Profitability Progression

Diluted Earnings and Dividends per Share



$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
$1.36
$2.01
$2.14
$2.19
$3.43
$0.23
$0.27
$0.31
$0.32
$0.36
2018
2019
2020
2021
2021
Dividends Per Share
Diluted EPS



$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
$1.60
$1.74
$0.17
$0.21
6/30/2021
6/30/2022
Dividends Per Share
Diluted EPS


UNITY BANK
growing with you!